SHARE CAPITAL	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
SHARE CAPITAL
SHARE CAPITAL

Authorized share capital:
(in thousands of $ except per share amount)	2017	2016
150 million common shares of $0.05 par value	7,500	7,500

In September 2016, at the Company's 2016 Annual General Meeting, the shareholders approved that the Company's authorized share capital was increased from $6,000,000 divided into 120,000,000 common shares of $0.05 par value to $7,500,000 divided into 150,000,000 common shares of $0.05 par value.

In August 2016, we effected 1-for-5 reverse share split of the our common shares where every five shares of the Company's issued and outstanding common shares par value $0.01 per share was automatically combined into one issued and outstanding common share par value $0.05 per share. As a result of the 1-for-5 reverse share split the Company's authorized capital was restated from $6,000,000 divided into 600,000,000 common shares of $0.01 par value to $6,000,000 divided into 120,000,000 common shares of $0.05 par value.

In February 2016, at a Special General Meeting, the shareholders approved that the Company's authorized share capital was increased from $5,000,000 divided into 500,000,000 common shares of $0.01 par value to $6,000,000 divided into 600,000,000 common shares of $0.01 par value.

Issued and fully paid share capital:
(number of shares of $0.05 each)	2017	2016
Balance at start of year	105,965,192	34,535,128
Shares issued re:
- settlement of RSUs	—	19,954
- private placement	—	68,736,800
- subsequent offering	—	2,673,858
- cancellation	—	(548)
- equity offerings	16,372,505	—
- issue of consideration shares to Quintana	14,500,000	—
- issue of consideration shares to Hemen	5,300,000	—
- settlement of options	60,000	—
Balance at end of year	142,197,697	105,965,192

With reference to Note 15 and Note 28, and in relation to the 14 vessels acquired from Quintana and three vessels acquired from affiliates of Hemen in 2017, we issued, in the aggregate, 14,500,000 and 5,300,000 consideration shares, respectively.

In December 2017, we issued 60,000 shares and received $252 thousand in proceeds in relation to our 2016 share option plan.

In October 2017, we completed an equity offering raising gross proceeds of approximately $66 million through the issuance of 7,764,705 shares.

In March 2017, we completed an equity offering raising gross proceeds of approximately $60 million through the issuance of 8,607,800 shares.

In October 2016, we issued an aggregate of 19,954 common shares, par value $0.05 per share, in connection with the Company's 2010 Equity Incentive Plan. As a result of the share issuance, there are currently no outstanding awards under the 2010 Equity Incentive Plan.

In February 2016, we announced a private placement of 68,736,800 new shares, or the Private Placement Shares, at NOK 25.00 per share, generating gross proceeds of NOK 1.7 billion (approximately $200 million).

In February 2016, we announced a subsequent offering, or the Subsequent Offering, of up to 6,873,680 new common shares at NOK 25.00 per share for gross proceeds of up to NOK171.8 million (approximately $20 million). Ultimately, 2,673,858 new common shares, or the Subsequent Offering Shares, were issued in connection with the Subsequent Offering for gross proceeds of NOK 66.8 million (approximately $8.0 million). As with the Private Placement Shares, the Subsequent Offering Shares issued as part of the Subsequent Offering were restricted shares in the U.S. There are currently no restrictions to the shares.

In total, the net proceeds from the private placement were $205.4 million comprising $208.0 million gross proceeds from the placement net of issue costs of $2.6 million.

As at December 31, 2017, 142,197,697 common shares were outstanding (December 31, 2016: 105,965,192 common shares).

Refer to Note 32 for shares issued subsequent to the date of this report.